EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Stanadyne Corporation (“Stanadyne”) on Form 10-Q for the period ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, M. David Jones, Chief Executive Officer of Stanadyne, and Stephen S. Langin, Chief Financial Officer of Stanadyne, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Stanadyne.

/s/ M. David Jones	/s/ Stephen S. Langin
M. David Jones Chief Executive Officer December 16, 2010	Stephen S. Langin Chief Financial Officer December 16, 2010